Exhibit 99.1



NASDAQ: QRHC

FEBRUARY 2016

QUEST RESOURCE HOLDING CORPORATION

INVESTOR PRESENTATION

SEC SAFE HARBOR

This material may contain forward-looking statements that involve risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the results of Quest Resource Holding Corporation could differ materially from the results expressed or implied by the forward-looking statements the company makes. All statements other than statements of historical fact could be deemed forward-looking statements, including the following: any estimates of market opportunity or statements regarding market position; any projections of product or service availability, earnings, revenues, or other financial items; any statements regarding strategies or plans of management for future operations and growth; any statements concerning new, planned, or upgraded services or developments; statements about current or future economic conditions; and any statements of belief.

The risks and uncertainties referred to above include, but are not limited to, risks associated with possible fluctuations in financial and operating results; rate of growth; interruptions or delays in service; breaches of security measures; the financial impact of any previous and future acquisitions; the nature of the company's business model; ability to continue to release, and gain customer acceptance of, new and improved versions of service; successful customer deployment and utilization of existing and future services; competition; the emerging markets in which the company operates; ability to hire, retain, and motivate employees and manage growth; changes in customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters; and general developments in the economy, financial markets, and credit markets.

Further information on these and other factors that could affect financial results is included in the reports and in other filings the company makes with the Securities and Exchange Commission from time to time. These documents and others containing important disclosures are available in the Financial Information section of www.qrhc.com. Quest Resource Holding Corporation assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Any unreleased services or features referenced in this material, press releases, presentations, or public statements are not currently available and may not be delivered on time or at all. Customers who purchase Quest Resource Holding Corporation applications or services should make their purchase decisions based upon features that are currently available.

Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information.

Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment, and disclaims any duty, to update or revise such information.

QRHC, QUEST, & EARTH911

QUEST RESOURCE HOLDING CORPORATION

Quest
RESOURCE MANAGEMENT GROUP
SUSTAINABILITY. DELIVERED.

- B2B
- Provides large corporations the means to turn their sustainability goals into financial gains and competitive strength

Earth911
More Ideas, Less Waste

- B2C
- Delivers multi media content to help eco-conscious consumers live a zero waste lifestyle

QUEST

QUEST RESOURCE HOLDING CORPORATION

Quest™

RESOURCE MANAGEMENT GROUP

A recycling management company that creates innovative recycling solutions to help our customers reduce both their operating cost and environmental footprint

QUEST VS. THE COMPETITION

TYPICAL WASTE OPERATOR

- Tied to a few disposal methods
- Slow to innovate
- Burdened by large fixed cost assets
- Investing in trucks, facilities or rolling stock
- Requires large capital investment to scale

TYPICAL MANAGEMENT COMPANY

- Manages trash, cardboard and plastics
- Limited customer acquisition
- Manages lower volumes of material per year
- Regional or national provider to a few industries

QUEST

- Disrupting the industry by creating innovative recycling solutions
- Service and recycling technology agnostic
- Over 39,000 customer locations under management with continued growth
- Managed over 1.1 M tons last year alone
- Manages hundreds of types of waste streams
- National provider to retailers, manufacturers, dealerships, fleets
- Investing in technology and talent

BUSINESS MODEL IS SCALABLE & COST EFFECTIVE

Quest's asset light business model is a single source for expert counsel and management of customized recycling solutions


ANALYSIS
NATIONAL SCALE PRICING
EXECUTION
ENVIRONMENTAL PROTECTION

SOURCES OF REVENUE

- **Recycling And Waste Service Fees**
  - Fees for hauling, disposal, and related services
  - Fees for professional and administrative services
- **Commodity Sales**
  - Sale of recyclable material with a residual value in the commodity market
- **Professional Services**
  - LEED® accreditations, energy efficiency consulting, waste audits, sustainability strategic planning
- **Sale Of Operational Products**
  - Waste collection containers
  - Compacting equipment
  - Fleet maintenance products made with post industrial recycling contents

QUEST RMG REVENUE GROWTH: 2008 TO 2014



(in millions)
2008
$27.13
2009
$39.44
2010
$87.92
2011
$121.89
2012
$130.62
2013
$135.21
2014
$174.45

A BROAD OPERATIONAL INFRASTRUCTURE

BROAD COVERAGE

- 50 states, Canada, & Puerto Rico
- Manages over 39,000 unique customer locations as of September 2015
- Leverages over 3,500 partners
  - 30,000 trained professionals
  - 24,000 trucks
  - 600 recycling facilities


Quest

SOLID EXECUTION

- Manages over 2.5 million services per year
- Manages over 1.1 million tons of materials

A VAST MARKET

- Total Market opportunity is $55B
- Quest primary target, which consists of the top 50-100 companies in each vertical is, $2.7B
- Quest captured a 6.5% market share in 2014



$55B [1]
OPPORTUNITY SIZE
$2.7B
Market Size at Primary Target
(in millions)
$ 668 [2]
Top 50 Retail & Grocery Stores
495 [4,5]
Top 100 Dealerships/Fleet
1,205 [3]
Top Manufacturing
288 [6]
Top Restaurants
43 [3]
Top Property Management

$2.7B
PRIMARY TARGET MARKET SIZE

Quest Revenue Breakdown
(in millions)

Top 50 Retail & Grocery Stores	Top 100 Dealerships/Fleet	Top Manufacturing
108	54	3.79

Top Restaurants	Top Property Management	Other
5.22	0.88	2.51

$174.4M
6.5% MARKET SHARE

[1] Waste Business Journal, 2012 • [2] supermarketnews.com • [3] infosource • [4] automotive-fleet.com • [5] ward auto mega dealers • [6] foodservicedatabase.com

GROWING CLIENT LOCATIONS & REVENUE

	2015		2014		2013	
Recycled Waste Stream Classification	# of Locations[1] 9/30/2015	NIne Months Revenue (in millions)	# of Locations[1] 12/31/2014	Twelve Months Revenue (in millions)	# of Locations[1] 12/31/2013	Twelve Months Revenue (in millions)
Food Waste Streams	9,670	$56,233	9,508	$85,076	9,125	$75,176
Automotive & Industrial Waste Streams	11,160	$28,641	8,648	$52,542	6,790	$51,568
Solid Waste & Single Stream	6,451	$39,572	4,490	$35,594	1,628	$8,058
Other	12,128	$632	47	$1,238	42	$1,559
TOTAL	39,409	$125,078	22,693	$174,450	17,585	$1,559

SCALABLE MODEL BUILT FOR GROWTH

QUEST RESOURCE HOLDING CORPORATION

01 TRUST

- Compelling value proposition
- Robust program execution

02 BUYING POWER

- Constant acquisition of large, diversified customers

03 COST REDUCTION

- Leverage a large selection of service providers

04 ACCELERATED GROWTH

- Cloud based, flexible, scalable IT platform

MATERIAL MANAGED ANNUALLY

QUEST RESOURCE HOLDING CORPORATION

Used Motor Oil
23.5M gallons

Trash
185,400 tons

Organics
500,500 tons

Used Oil Filters
6,850 tons

Meat & Seafood
12,300 tons

Used Cooking Oil
8.7M gallons

Used Tires
15.6M tires

Cardboard
74,500 tons

TOTAL MANAGED
1.1 MILLION
TONS

EARTH911, INC. OVERVIEW

Earth911, Inc. is positioned as the trusted source for green living



KEY OFFERINGS:

- The consumer lifestyle website, Earth911.com, focuses on:
  - Low waste living
  - Do-it-Yourself projects
  - Actionable (non-activist) environmental ideas
  - 5.1 million unique visitors in 2015
  - Currently 74,800 followers on Twitter
- Extensive directory for recycling and disposal outlets in the United States
  - 360 searchable materials
  - 1.6 million recycling opportunities
  - Syndicated via Earth911.com, 1-800-CLEANUP, iRecycle, and through partner websites as Data as a Service
  - Recycling mobile search application

NEAR TERM GROWTH STRATEGY

QUEST RESOURCE HOLDING CORPORATION

SUSTAINED PROFITABLE GROWTH GOAL

ORGANIC GROWTH

- Add new customers
- Sustain customers' growth
- New market penetration
- New services introduction
- Dynamic offering
- Continue to develop business in most profitable services

ACQUISITIONS

- Increase revenue and maximize speed to market
- Leverage Quest's public equity
- Provide solid platform of network, people, processes, & technology to scale acquired business

WHY INVEST IN QUEST?

- Revenue based on multi-year agreements
- Asset light company designing custom solutions tailored to fit each customer’s needs
- Uniquely positioned to take advantage of technological recycling breakthroughs, increased demand driven by consumers, and regulatory pressures
- Solution provider helping customers gain financial gains and secure competitive advantage
- Trusted by some of the largest brands in North America
- Poised to achieve margin improvements and benefit from recovery of commodity prices


Quest

KEY FACTS

Trading Symbol	NASDAQ:QRHC
Revenue Run Rate (Q3-2015 Annualized)	$174.3 million
Cash on Hand (September 30, 2015)	$5.1 million
Long-term Debt (September 30, 2015)	$3.1 million
Shares Outstanding (September 30, 2015)	111.7 million
Diluted Shares (September 30, 2015)	128.0 million
Stock Price (52 Week Range - February 2015)	$0.45 - $1.35
Market Capitalization (at $0.60 per share)	$67.0 million
Insider Ownership (September 30, 2015)	66.7%
Fiscal Year End	December 31
Corporate Headquarters	Dallas, TX Metroplex
Full-Time Employees	115+
Web Addresses	www.QRHC.com • www.questrmg.com www.earth911.com

S. Ray Hatch has served as President and Chief Executive Officer of our company since February 2016. Mr. Hatch is a senior executive with in-depth experience building profitable business and orchestrating transformational growth. Mr. Hatch brings over 25 years of experience in both the waste management and food services industries where he managed 600+ employees and over a billion dollars in revenue, developed impactful strategies, and built and lead cohesive teams that delivered long term value for all stakeholders. Mr. Hatch recently served as President of Merchants Market Group, an international food service distribution company, from 2014 to 2016. From 2008 to 2014, Mr. Hatch served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Prior experience includes positions ranging from Division President to Chief Sales and Marketing Officer. He has served on numerous boards including industry, educational and non-profit.

Laurie L. Latham has served as a Senior Vice President and Chief Financial Officer of our company since January 2013. Ms. Latham is a senior executive with the ability to effectively operate and collaborate in an entrepreneurial environment, to translate complex ideas to simple terms for operational and informational purposes, and to apply strong interpersonal and negotiating skills in developing customer and business relationships. Ms. Latham was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities, including over 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick, and her earlier career experience included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant.

Tim Semones has served as Chief Operating Officer since October 2015. Mr. Semones is a veteran environmental health and safety professional with extensive operation experience. Since joining Quest in 2012 as National Account Sales Manager, Mr. Semones served as Regional Sales Vice President then as Senior Vice President of Operations. Prior to joining Quest, Mr. Semones served as Strategic Account Manager and EHS Manager of Safety-Kleen Systems, Inc., an environmental services provider, from January 1989 to April 2011.

QUEST RESOURCE HOLDING CORPORATION

Quest Resource Holding Corporation
3184 Plano Parkway
The Colony, Texas 75034
877.321.1811 – Main
www.qrhc.com
www.questrmg.com
www.earth911.com

Ray Hatch
Chief Executive Officer
Ray.Hatch@questrmg.com

Laurie Latham
Chief Financial Officer
LaurieL@QuestRMG.com

Tim Semones
Chief Operating Officer
Tims@questrmg.com